UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

July 31, 2007

Date of Report (Date of earliest event reported)

CELL THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Elliott Avenue West, Suite 400 Seattle,

Washington 98119

(Address of principal executive offices, including zip code)

(206) 282-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 6, 2007, we filed a Current Report on Form 8-K dated July 31, 2007, reporting that we completed the acquisition of Systems Medicine, Inc., a privately held Delaware corporation (“SMI”). In that Current Report, we indicated that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed no later than 71 calendar days after the date the Current Report reporting the acquisition was required to be filed. This Amendment No. 1 to our July 31, 2007 Current Report on Form 8-K contains the required financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited financial statements of Systems Medicine, Inc. (“SMI”), including SMI’s audited balance sheet at December 31, 2006 and the audited statements of operations, shareholder’s equity (deficit) and cash flows for the year ended December 31, 2006 and for the period November 18, 2004 (inception) to December 31, 2006 are included on Exhibit 99.1 hereto.

The unaudited financial statements of SMI including SMI’s unaudited balance sheet at June 30, 2007 and the unaudited statements of operations and cash flows for the six months ended June 30, 2007 and 2006 and the period from November 18, 2004 (inception) to June 30, 2007 are included on Exhibit 99.1 hereto.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of Cell Therapeutics, Inc. and SMI as of and for the six months ended June 30, 2007 and the year ended December 31, 2006 are included on Exhibit 99.2 hereto.

(d)	Exhibits

The following exhibits are attached with this report on Form 8-K/A:

23.1	Consent of Stonefield Josephson, Inc., Independent Registered Public Accounting Firm
99.1	Financial Statements of Systems Medicine, Inc.
99.2	Unaudited pro forma condensed combined financial statements of Cell Therapeutics, Inc. and Systems Medicine, Inc. as of and for the six months ended June 30, 2007 and the year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.
a Washington corporation

Dated: October 15, 2007	By:	/s/: Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit Number
23.1	Consent of Stonefield Josephson, Inc., Independent Registered Public Accounting Firm

99.1	Financial Statements of Systems Medicine, Inc.

99.2	Unaudited pro forma condensed combined financial statements of Cell Therapeutics, Inc. and Systems Medicine, Inc. as of and for the six months ended June 30, 2007 and the year ended December 31, 2006.